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                                                                   Exhibit 10.15

FIRST LOAN MODIFICATION AGREEMENT

         This First Loan Modification Agreement (this "Loan Modification Agreement") is entered into as of January ____, 2004, by and between SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462, doing business under the name "Silicon Valley East" ("Bank") and ONESOURCE INFORMATION SERVICES, INC., a Delaware corporation with its chief executive office located at 300 Baker Avenue, Concord, Massachusetts 01742 ("Borrower").

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which maybe owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of December 20, 2002, evidenced by, among other documents, a certain Loan and Security Agreement dated as of December 20, 2002, between Borrower and Bank (as amended, the "Loan Agreement"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the "Security Documents"). Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

3.      DESCRIPTION OF CHANGE IN TERMS.

        A.       Modifications to Loan Agreement.

                 1. The Loan Agreement shall be amended by deleting the following definition appearing in Section 13.1 thereof:

                             ""REVOLVING MATURITY DATE" is December 19, 2003."

                          and inserting in lieu thereof the following:


                             ""REVOLVING MATURITY DATE" means March 18, 2004."


4. FEES. The Borrower shall reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5. RATIFICATION OF NEGATIVE PLEDGE AGREEMENT. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Negative Pledge Agreement dated as of December 20, 2002 between Borrower and Bank, and acknowledges, confirms and agrees that said Negative Pledge Agreement shall remain in full force and effect.

6. RATIFICATION OF PERFECTION CERTIFICATE. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of December 20, 2002 between Borrower and Bank, and acknowledges, confirms and agrees that, except as set forth on Schedule 6 attached hereto, the disclosures and information above Borrower provided to Bank in the Perfection Certificate has not changed, as of the date hereof.

7. AUTHORIZATION TO FILE. Borrower hereby authorizes Bank to file financing statements without notice to Borrower, with all appropriate jurisdictions, as Bank deems appropriate, in order to further perfect or protect Bank's interest in the Collateral, including a notice that any disposition of the Collateral, by either the Borrower or any other Person, shall be deemed to violate the rights of the Bank under the Code.

8. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.



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9.      RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

10. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

11. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

12. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank (provided, however, in no event shall this Loan Modification Agreement become effective until signed by an officer of Bank in California).

            [The remainder of this page is intentionally left blank]




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         This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:                                      BANK:

ONESOURCE INFORMATION SERVICES, INC.           SILICON VALLEY BANK, doing
                                               business as SILICON VALLEY EAST

By: /s/ Roy D. Landon                          By:   /s/ Michael Tramack
    ----------------------------------            ------------------------------


Name: Roy D. Landon                            Name:     Michael Tramack
                                                    ----------------------------


Title: Senior Vice President and CFO           Title:    Vice President
                                                     ---------------------------


                                               SILICON VALLEY BANK

                                               By:   /s/ Maggie Garcia
                                                  ------------------------------

                                               Name:     Maggie Garcie
                                                    ----------------------------

                                               Title:    AVP
                                                     ---------------------------




                                               (signed in Santa Clara County,
                                               California)





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SCHEDULE 6
TO FIRST LOAN MODIFICATION AGREEMENT
BETWEEN SILICON VALLEY BANK AND ONESOURCE INFORMATION SERVICES

The Perfection Certificate of OneSource Information Services, Inc. dated as of December 20, 2002, shall be amended as follows:

1.      Delete the following addresses appearing in Section 2(d) thereof:

                  10 Presidents Landing   Medford    MA

                  400 Holger Way            San Jose CA

And insert in lieu thereof the following:

                  580 Winter Street Waltham          MA


2. Delete the following names and addresses and note appearing in Section 2(e) thereof:

                  Exodus              10 Presidents Landing    Medford     MA

                  Exodus              400 Holger Way           San Jose    CA

                  Both are computer hosting facilities for our website.

        And insert in lieu thereof the following:

                  Cable & Wireless    580 Winter Street        Waltham    MA

                  Hosting facility for our website.

3.      Insert the following location at the end of Section 3 (b):

                  Cable & Wireless    580 Winter Street        Waltham     MA

4.      Delete the following note appearing in Section 3(b) thereof:

                  Both are computer hosting facilities for our website.

        And insert in lieu thereof the following:

                  Computer hosting facilities for our website.

5. Delete the following copyrights and registrations appearing in Section 6(a) thereof:

                  CorpTech EXPLORE Database          Pending
                  CorpTech EXPLORE Database GOLD     TX-5-338-499

         And insert in lieu thereof the following:

                  CorpTech EXPLORE Database          TX-5-776-592
                  CorpTech EXPLORE Database GOLD     TX-5-776-591




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6.      Delete the following list of software appearing in Section 6(b) thereof:

                  NONE

        And insert in lieu thereof the following:

                  AppLink

                  Catalyst Module for Siebel

                  Catalyst Module for Microsoft Word

                  Catalyst Module for Microsoft Excel

7. Delete the following registered trademark appearing in Section 6(e) thereof:

                  Onesource US Reg. #2,349,184, EU Reg. #25254

        And insert in lieu thereof the following:

                  Onesource US Reg. #2,349,184, US Reg. #2,634,433, EU Reg.
                  #25254, EU Reg. #2,761,971

8. Insert the following registered trademark in Section 6(e): Information. Insight. Advantage. US Reg. #2,688,829